UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6194

UTC North American Fund, Inc.
 (Exact name of registrant as specified in charter)

C/O U.S. Bancorp Fund Services, LLC
615 E. Michigan St., Third Floor, Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Foley & Lardner LLP
777 E. Wisconsin Ave., Milwaukee, WI 53202
 (Name and address of agent for service)

1-800-368-3322
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2017

Date of reporting period: June 30, 2017

Item 1. Reports to Stockholders.

UTC North American Fund, Inc.

Letter to Shareholders

For the Six Months Ended June 30, 2017

Dear Shareholders:

The UTC North American Fund returned 4.01 percent for the half year ended June 30th 2017. Global equity markets rose significantly, with the MSCI All Country World Index increasing by 10.25 percent for the year-to-date period on a total return basis. U.S. equities were up, with the S&P 500 Index (‘S&P”) rising 9.34 percent over the review period on a price return basis.  Given the asset class mix, the return of the Fund was primarily driven by the performance of its equity component. The Fund has maintained its strategic asset allocation of 80 percent in equity securities and 19 percent in fixed income instruments.

In April 2017, the International Monetary Fund (IMF) on the back of promising data, raised its estimates for 2017 global growth upward to 3.5 percent, up from a prior estimate of 3.4 percent. The 2018 forecast given by the IMF remained fixed at 3.6 percent.

In the post U.S. election era there is a general acceptance of looser fiscal policy in the United States which has manifested in a strengthening of the U.S. Dollar and an improvement in the U.S. Treasury rates, this has had a positive multiplier effect in related trading economies such as the United Kingdom as well.
 The United Kingdom, which had been performing creditably since last year’s Brexit referendum, suffered some recent fallout germinating from a tumultuous June 2017 General Election. The result of the U.K. General Elections coupled with the start of Brexit talks have weighed on the investment prospects available as well as slowed consumer spending. This has significant implications for the Bank of England as it contemplates an interest rate rise to counter rising inflation.

The pace of expansion of the U.S. economy is expected to pick up and is now pegged at 2.3 percent for 2017 and 2.5 percent in 2018 according to IMF estimates. This is an upward revision by about ½ a percentage point in each case on the prior IMF estimate of October 2016.

The euro area recovery is expected to proceed at a slow and stable rate. This mild recovery is driven by a somewhat expansionary fiscal stance, a weakened euro and the positive side effects of the U.S. fiscal stimulus. Nonetheless, there are several upcoming elections as well as uncertainty regarding the United Kingdom’s relationship with the European Union. In the medium-term the euro area prospects are dimmed with legacy issues, such as a high and increasing level of nonperforming loans.

For 2017, China is projected to grow by 6.6 percent. This estimate was revised upward in the most recent IMF World Economic Outlook and comes on the back of strong economic momentum for Q4 2016. China’s GDP rebounded in the second quarter on the back of higher government spending that positively impacted the construction and property sectors. China’s government has continued to provide stimulus to the economy; but the exit of Britain from the EU will affect China’s trade flow going forward.

Global growth is projected to remain asymmetric between Advanced and Emerging market economies and both sets are expected to face challenges internally and externally. With now belabored economic growth it would seem that the modest recovery in advanced economies support economic activity and continued low energy prices are set to prop up non-oil producing emerging markets.

FUND PERFORMANCE

For the year to date (YTD) period to June 2017, the Fund’s Return was 4.01 percent, this was lower than its benchmark of 7.34 percent by 333 basis points. The assets managed by Goldman Sachs Asset Management (GSAM), returned 5.61 percent YTD versus the equity component’s benchmark return (SPXT) of 9.34 percent for the same period, an underperformance of 373 basis points.

The Fund’s equity component underperformance versus its benchmark was driven by the poor performance in the Energy sector, with Southwestern Energy Company down by 43.81 percent YTD and Range Resources Corporation down 32.57 percent for the YTD period. Fund top performers included Vertex Pharmaceuticals at 74.93 percent and Coach Inc. at 35.18 percent as well as Unilever N V at 34.61 percent.  For the YTD period, the strongest sector performers for the S&P were

Healthcare, which has gained 15.06 percent YTD, while Technology has gained 16.38 percent YTD, however, the Fund was underweighted in both these sectors by 0.66 percent and 12.11 percent, respectively. Further, the Fund was overweighed by 1.95 percent in the Energy Sector, which was the worst performing sector for the S&P for the YTD period. The Fund’s fixed income component which is managed internally, returned 2.27 percent, 39 basis points lower than its benchmark’s return of 2.66 percent.

The Fund will maintain its current strategic asset allocation of 80 percent in equity securities and 19 percent in fixed income instruments. Over the short term the Fund will focus on picking up some strategic positions in the fixed income portfolio in order to align closer to its strategic target, with a focus on corporate debt. The strategy through the third quarter of 2017, includes continued utilization of GSAM as a sub-advisor for the Fund’s equity holdings.

Ms. Amoy Van Lowe President

UTC North American Fund, Inc. (the “Fund”) is distributed in the U.S. by UTC Financial Services USA, Inc. (the “Broker-Dealer”), a FINRA member firm. The Fund and the Broker-Dealer are affiliated through UTC Fund Services, Inc., the registered investment adviser to the Fund and the parent corporation to the Broker- Dealer.

Past performance does not guarantee future results.

The above discussion and analysis of the Fund reflect the opinions of the Fund’s investment adviser as of June 30, 2017 and are subject to change, and any forecasts made cannot be guaranteed and should not be considered investment advice.

This report is authorized for use when preceded or accompanied by a prospectus. Read it carefully before investing.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. For a complete list of Fund holdings, please see the Schedule of Investments in this report.

MSCI All Country World Index - A market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI ACWI is maintained by Morgan Stanley Capital International, and is comprised of stocks from both developed and emerging markets.

S&P 500 Index - An unmanaged capitalization-weighted index of 500 stocks designed to measure the performance of the broad U.S. economy through changes in the aggregate market value of the 500 stocks, which represent all major industries.

Barclays U.S. Government/Credit Bond Index - The Barclays U.S. Government/Credit Bond Index tracks the performance of U.S. dollar-denominated, domestic, investment grade debt. The issues included in the index are obligations of the U.S. Government, its agencies or corporations. Issues are only included if they have at least the required minimum outstanding ($250 million) and a maturity of more than one year.

One cannot invest directly in an index.

Gross Domestic Product (GDP) is the total value of goods produced and services provided in a country during one.

A basis point is one hundredth of one percent (0.01%).

UTC North American Fund, Inc.

Investment Results

For the Six Months Ended June 30, 2017 (Unaudited)

		Average Annual Rate of Return
	Six Months Ended	One Year Ended	5 Years Ended	10 Years Ended
	June 30, 2017	June 30, 2017	June 30, 2017	June 30, 2017
UTC North American Fund	4.01%	11.00%	7.00%	1.50%
S&P 500 Index	9.34%	17.90%	14.63%	7.18%
UTC North American Fund Blended Rate	7.34%	12.41%	10.93%	6.40%
Barclays U.S. Government/Credit Bond Index	2.66%	-0.41%	2.29%	4.57%

S&P 500 INDEX - An unmanaged capitalization-weighted index of 500 stocks designed to measure the performance of the broad U.S. economy through changes in the aggregate market value of the 500 stocks, which represent all major industries.

BARCLAYS U.S. GOVERNMENT/CREDIT BOND INDEX - The Barclays U.S. Government/Credit Bond Index tracks the performance of U.S. dollar-denominated, domestic, investment grade debt. The issues included in the index are obligations of the U.S. Government, its agencies or corporations. Issues are only included if they have at least the required minimum outstanding ($250 million) and a maturity of more than one year.

UTC NORTH AMERICAN FUND BLENDED INDEX - Represents an index which consists of a 70% / 30% weighting between the S&P 500 Index and the Barclays U.S. Capital Government/Credit Bond Index, respectively.

UTC North American Fund, Inc.

Additional Information on Fund Expenses June 30, 2017

(Unaudited)

For the Six Months Ended June 30, 2017

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (the Fund does not impose a sales charge (load) on purchase payments, reinvested dividends, or other distributions); redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) and service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (01/01/2017 – 06/30/2017).

Actual Expenses

The first line of the table below provides information about account values based on actual returns and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently the Fund’s transfer agent charges a $15.00 fee. You will be charged a redemption fee equal to 2.00% of the value of shares redeemed if you redeem your shares in the Fund within 30 days of purchase. To the extent the Fund invests in shares of other investment companies as a part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying fund in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles in the United States. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as, redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

For the Six Months Ended June 30, 2017

	Beginning Account Value 01/01/17	Ending Account Value 06/30/17	Expenses Paid During the Period 01/01/17 – 06/30/17*
Actual	$1,000.00	$1,040.10	$10.36
Hypothetical (5% annual return before expenses)	$1,000.00	$1,024.79	$10.29

* Expenses are equal to the Fund’s annualized expense ratio of 2.05% multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

UTC North American Fund, Inc.

Asset Breakdown as of June 30, 2017

(as a % of investments)

(Unaudited)

REITS, 2.3%
Corporate Bonds, 4.1%
U.S. Treasury Bills, 0.1%
Asset Backed Securities, 0.0%
US Government Notes/Bonds, 5.8%
Exchange Traded Funds, 7.9%
Common Stocks, 79.8%

UTC North American Fund
Schedule of Investments
June 30, 2017
(Unaudited)
Shares		Value
	COMMON STOCKS - 77.1%
	Aerospace & Defense - 1.5%
7,620	Textron Inc.	$358,902
2,222	United Technologies Corp.	271,328
		630,230
	Airlines - 0.7%
13,332	JetBlue Airways Corp. (a)	304,370

	Automobiles - 0.5%
7,539	Volkswagen AG - ADR (b)	234,651

	Banks - 13.2%
68,995	Bank of America Corp.	1,673,819
9,760	Citigroup Inc.	652,749
12,569	JPMorgan Chase & Co.	1,148,807
6,478	SunTrust Banks, Inc.	367,432
33,216	Wells Fargo & Co.	1,840,498
		5,683,305
	Beverages - 0.7%
2,816	Anheuser-Busch InBev SA/NV - ADR (b)	310,774

	Biotechnology - 2.1%
2,751	BioMarin Pharmaceutical Inc. (a)	249,846
4,041	Celgene Corp. (a)	524,805
1,090	Vertex Pharmaceuticals, Inc. (a)	140,468
		915,119
	Capital Markets - 1.1%
10,698	Morgan Stanley	476,703

	Chemicals - 1.5%
7,935	EI du Pont de Nemours & Co.	640,434

	Communications Equipment - 2.1%
29,202	Cisco Systems, Inc.	914,022

	Construction & Engineering - 0.8%
7,349	Fluor Corp.	336,437

	Consumer Finance - 1.5%
7,680	Capital One Financial Corp.	634,521

	Containers & Packaging - 0.8%
8,254	Ball Corp.	348,401

Shares		Value
	Diversified Telecommunication Services - 0.8%
13,817	CenturyLink Inc.	$329,950

	Electric Utilities - 1.0%
6,925	FirstEnergy Corp.	201,933
3,353	PG&E Corp.	222,539
		424,472
	Electrical Equipment - 1.8%
12,644	Emerson Electric Co.	753,835

	Food & Staples Retailing - 0.5%
2,904	CVS Health Corp.	233,656

	Food Products - 0.8%
8,287	Mondelez International, Inc. - Class A	357,915

	Health Care Equipment & Supplies - 2.0%
17,457	Abbott Laboratories	848,585

	Health Care Providers & Services - 1.0%
2,972	Aetna, Inc.	451,239

	Household Durables - 0.2%
1,966	Newell Brands, Inc.	105,417

	Household Products - 2.0%
9,946	The Procter & Gamble Co.	866,794

	Industrial Conglomerates - 2.6%
41,193	General Electric Co.	1,112,623

	Insurance - 4.8%
13,989	American International Group, Inc.	874,592
3,686	The Hartford Financial Services Group, Inc.	193,773
17,970	MetLife, Inc.	987,272
		2,055,637
	Internet Software & Services - 1.6%
741	Alphabet, Inc. - Class A (a)	688,893

	IT Services - 0.4%
1,886	Visa Inc. - Class A	176,869

	Machinery - 0.7%
2,335	WABCO Holdings Inc. (a)	297,736

	Media - 3.4%
3,473	DISH Network Corp. - Class A (a)	217,966
27,368	Liberty Global plc - Class C - (a)(b)	853,334
11,070	Viacom, Inc. - Class B	371,620
		1,442,920

Shares		Value
	Metals & Mining - 0.8%
5,854	Nucor Corp.	$338,771

	Oil, Gas & Consumable Fuels - 8.2%
15,301	BP p.l.c - ADR (b)	530,180
10,222	ConocoPhillips	449,359
21,824	Exxon Mobil Corp.	1,761,852
11,836	Range Resources Corp.	274,240
81,378	Southwestern Energy Co. (a)	494,778
		3,510,409
	Personal Products - 1.5%
20,174	Coty, Inc. - Class A	378,464
5,202	Unilever N.V. - ADR (b)	287,515
		665,979
	Pharmaceuticals - 7.7%
4,490	Allergan plc - (b)	1,091,474
8,707	Bristol-Myers Squibb Co.	485,154
2,772	Johnson & Johnson	366,708
2,776	Merck & Co., Inc.	177,914
36,067	Pfizer, Inc.	1,211,490
		3,332,740
	Road & Rail - 1.4%
5,553	Kansas City Southern	581,122

	Semiconductors & Semiconductor Equipment - 0.4%
2,241	Texas Instruments Inc.	172,400

	Software - 3.1%
21,208	Oracle Corp.	1,063,369
9,071	Symantec Corp.	256,256
		1,319,625
	Specialty Retail - 1.0%
1,264	The Home Depot, Inc.	193,897
3,541	The TJX Companies, Inc.	255,554
		449,451
	Textiles, Apparel & Luxury Goods - 0.7%
6,493	Coach, Inc.	307,379

	Tobacco - 1.6%
8,992	Altria Group, Inc.	669,634
	Wireless Telecommunication Services - 0.6%
4,350	T-Mobile US, Inc. (a)	263,697

	TOTAL COMMON STOCKS (Cost $30,671,731)	33,186,715

	REITS - 2.2%
	Equity Real Estate Investment Trusts (REITs) - 2.2%
31,604	DDR Corp.	286,648
2,065	Simon Property Group, Inc.	334,034
3,523	Vornado Realty Trust	330,810
	TOTAL REITS (Cost $1,070,252)	951,492

Shares		Value
	EXCHANGE TRADED FUNDS - 7.7%
	Investment Companies - 7.7%
14,300	iShares Government/Credit Bond ETF	$1,634,232
7,300	iShares iBoxx $ Investment Grade Corporate Bond ETF	879,723
7,000	iShares U.S. Credit Bond ETF	781,760
	TOTAL EXCHANGE TRADED FUNDS (Cost $3,304,491)	3,295,715

Principal Amount		Value
	ASSET BACKED SECURITY - 0.0%
	Continental Airlines 2000-2 Class A-1 Pass Through Trust
$13,525	7.707%, 10/02/2022 (c)(d)	$14,675
	TOTAL ASSET BACKED SECURITY (Cost $13,533)	14,675

	CORPORATE BONDS - 4.0%
	Banks - 1.0%
	Bank of America Corp.
200,000	2.600%, 01/15/2019	201,958
	JPMorgan Chase & Co.
200,000	3.900%, 07/15/2025	208,784
		410,742
	Beverages - 0.5%
	Anheuser-Busch InBev SA/NV
200,000	3.650%, 02/01/2026	206,423
	Biotechnology - 0.5%
	AbbVie Inc.
200,000	2.500%, 05/14/2020	202,454
	Diversified Telecommunication Services - 0.9%
	AT&T Inc.
200,000	3.400%, 05/15/2025	196,954
	Verizon Communications Inc.
200,000	4.400%, 11/01/2034	198,767
		395,721
	Food & Staples Retailing - 0.5%
	Wal-Mart Stores, Inc.
200,000	3.250%, 10/25/2020	208,385
	Media - 0.6%
	Comcast Cable Communications Holdings, Inc.
200,000	9.455%, 11/15/2022	268,026
	Transportation - 0.0%
	The Burlington Northern and Santa Fe Railway Co. 2002-1 Pass Through Trust
2,530	5.943%, 01/15/2022	2,664
	TOTAL CORPORATE BONDS (Cost $1,721,769)	1,694,415

	US GOVERNMENT NOTES/BONDS - 5.5%
	United States Treasury Notes/Bonds
300,000	3.875%, 08/15/2040	357,093
200,000	2.500%, 02/15/2045	186,696
300,000	4.000%, 08/15/2018	308,965
300,000	1.750%, 09/30/2022	297,340
300,000	3.625%, 02/15/2021	320,479
300,000	1.375%, 02/28/2019	300,070

Principal Amount		Value
$400,000	2.000%, 09/30/2020	$404,938
200,000	2.125%, 05/15/2025	198,777
	TOTAL US GOVERNMENT NOTES/BONDS (Cost $2,432,392)	2,374,358

	SHORT TERM INVESTMENTS - 0.1%
	United States Treasury Bills - 0.1%
	United States Treasury Bills
3,000	0.944%, 09/28/2017	2,993
10,000	1.015%, 10/19/2017	9,969
38,000	1.027%, 11/09/2017	37,858
7,000	1.067%, 12/07/2017	6,967
	TOTAL SHORT TERM INVESTMENTS (Cost $57,806)	57,787

	Total Investments (Cost $39,271,974) - 96.6%	41,575,157
	Other Assets in Excess of Liabilities - 3.4%	1,448,098
	TOTAL NET ASSETS - 100.0%	$43,023,255

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Foreign Issued Security. The total value of the foreign issued securities is $3,307,928 (7.7% of net assets) at June 30, 2017.
(c)	Restricted Security. The total value of restricted securities is $14,675 (0.0% of net assets) at June 30, 2017.
(d)	Illiquid Security. The total value of illiquid securities is $14,675 (0.0% of net assets) at June 30, 2017.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

UTC North American Fund Statement of Assets And Liabilities June 30, 2017 (Unaudited)

ASSETS
Investments, at value (cost $39,271,974)	$41,575,157
Cash	1,111,419
Receivable for investments sold	1,105,153
Dividends receivable	38,187
Interest receivable	36,051
Other assets	11,338
TOTAL ASSETS	43,877,305

LIABILITIES
Payable to advisor (Notes 3 and 5)	14,935
Payable for investments purchased	667,629
Accrued distribution fees (Notes 4 and 5)	52,852
Accrued service fees (Notes 4 and 5)	26,476
Accrued directors fees and expenses	4,887
Accrued board meeting fees	9,664
Accrued legal fees	35,447
Accrued audit fees	10,319
Other accrued expenses	31,841
TOTAL LIABILITIES	854,050

NET ASSETS	$43,023,255

Net assets consist of:
Capital stock ($0.01 par value)	$40,461,302
Accumulated undistributed net investment income	179,093
Accumulated net realized loss on investments sold	79,677
Net unrealized appreciation on investments	2,303,183
NET ASSETS	$43,023,255

Shares issued and outstanding (8,000,000 shares authorized)	4,366,629

Net asset value, redemption price and offering price per share (1)	$9.85

(1) A redemption fee of 2.00% may be charged when shares are redeemed within 30 days of purchase. Redemption price will vary based upon the time the Fund is held. (See Note 1)

The accompanying notes are an integral part of these financial statements.

UTC North American Fund
Statement of Operations
For The Six Months Ended June 30, 2017
(Unaudited)

INVESTMENT INCOME:
Interest income	$41,916
Dividend income	445,252
TOTAL INVESTMENT INCOME	487,168

EXPENSES
Distribution fees (Note 4 and 5)	105,215
Advisory fees (Notes 3 and 5)	89,799
Shareholder servicing and accounting costs	58,760
Service fees (Note 4 and 5)	52,608
Professional fees	52,271
Administration fees	32,845
Custody fees	15,267
Directors fees and expenses	4,887
Board meeting expense	2,145
Federal and state registration fees	1,437
Other expenses	15,920
TOTAL EXPENSES	431,154

NET INVESTMENT INCOME	56,014

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain from security transactions	2,105,890
Change in unrealized appreciation/depreciation on investments	(468,070)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,637,820

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,693,834

The accompanying notes are an integral part of these financial statements.

UTC North American Fund
Statements of Changes In Net Assets
	Six Months
	Ended	Year Ended
	June 30, 2017	December 31, 2016
	(Unaudited)

OPERATIONS:
Net investment income	$56,014	$123,081
Net realized gain (loss) from security transactions	2,105,890	(1,843,536)
Change in unrealized appreciation/depreciation on investments	(468,070)	4,737,598
Net increase in net assets from operations	1,693,834	3,017,143

FROM DISTRIBUTIONS
Net realized gain on investments	-	(540,060)
Net decrease in net assets resulting from distributions paid	-	(540,060)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	84,916	708,045
Reinvestment of distributions	-	494,102
Payments for shares redeemed	(387,341)	(301,981)
Net increase (decrease) in net assets resulting from capital share transactions	(302,425)	900,166

TOTAL INCREASE IN NET ASSETS	1,391,409	3,377,249

NET ASSETS
Beginning of period	41,631,846	38,254,597

End of period (Undistributed net investment income $179,093 and $123,079, respectively)	$43,023,255	$41,631,846

CHANGE IN SHARES OUTSTANDING:
Shares sold	8,779	82,928
Reinvestment of distributions	-	52,121
Shares redeemed	(39,783)	(34,043)
Net Increase (Decrease)	(31,004)	101,006
Beginning shares	4,397,633	4,296,627
Ending shares	4,366,629	4,397,633

The accompanying notes are an integral part of these financial statements.

UTC North American Fund
Financial Highlights

	Six Months Ended		Year Ended December 31,
	6/30/2017		2016	2015	2014	2013	2012
	(Unaudited)
Per Share Data (for a share outstanding throughout the period):

Net asset value, beginning of period	$9.47		$8.90	$11.77	$10.84	$9.97	$9.45

Income from investment operations:
Net investment income (loss) (1)	0.01		0.03	(0.02)	(0.03)	0.01	0.04
Net realized and unrealized gain (loss) on investments	0.37		0.66	(0.41)	1.19	1.45	0.53
Total from investment operations	0.38		0.69	(0.43)	1.16	1.46	0.57

Less distributions
From net investment income	-		-	-	(0.05)	(0.04)	(0.05)
From net realized gains	-		(0.12)	(2.44)	(0.18)	(0.55)	-
Total Distributions	-		(0.12)	(2.44)	(0.23)	(0.59)	(0.05)

Paid-in capital from redemption fees (2)	-		-	-	-	-	-

Net asset value, end of period	$9.85		$9.47	$8.90	$11.77	$10.84	$9.97

Total return	4.01%	(3)	7.80%	(3.71)%	10.65%	14.68%	6.04%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$43,023		$41,632	$38,255	$41,150	$35,350	$30,921

Ratio of expenses to average net assets	2.05%	(4)	2.21%	2.31%	2.14%	2.25%	2.49%

Ratio of net investment income to average net assets	0.27%	(4)	0.33%	(0.15)%	(0.34)%	0.03%	0.43%

Portfolio turnover rate	47.05%	(3)	120.25%	113.73%	4.79%	93.29%	45.95%

(1) Net investment income (loss) per share is calculated using the ending balance of undistributed net investment income (loss) prior to consideration of adjustments for permanent book to tax differences.

(2) Less than $0.01 per share.
(3) Not Annualized
(4) Annualized

The accompanying notes are an integral part of these financial statements.

UTC North American Fund, Inc.
Notes to the Financial Statements
June 30, 2017
(Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

UTC North American Fund, Inc. (the “Fund”) is organized as a Maryland corporation, incorporated on October 24, 1990, and registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended. UTC Fund Services, Inc. (the “Adviser”), a wholly owned subsidiary of the Trinidad and Tobago Unit Trust Corporation (“TTUTC”), is the investment adviser to the Fund. The Fund is subject to expenses pursuant to service and distribution plans described in Note 4. The Fund charges a 2% redemption fee for redemptions of Fund shares held for less than 30 calendar days. The Fund’s investment objective is high current income and capital appreciation. The Fund is an investment company and accordingly follows the Investment Company Accounting and Reporting Guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 Financial Services - Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

a) Investment Valuation – Securities listed on the NASDAQ National Market are valued at the NASDAQ Official Closing Price (“NOCP”). Other securities traded on a national securities exchange are valued at the last sales price on the exchange where primarily traded.  Exchange-traded securities for which there is no NOCP or last quoted sales price are valued at the mean of the bid and ask prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by the Board of Directors. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates fair value. Debt securities having maturities over 60 days or for which amortized cost is not deemed to reflect fair value may be priced by independent pricing services that use prices provided by market makers or estimates of fair values obtained from yield data relating to instruments or securities with similar characteristics.

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuers’ expense either upon demand by the Fund or in connection with another registered offering of the securities. Corporate bond investments in restricted securities are valued utilizing the Fund’s corporate bond valuation policies.

Summary of Fair Value Measurement at June 30, 2017

In accordance with accounting principles generally accepted in the United States of America (“GAAP”), fair value is defined as the price that a fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

Level 3 -- Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Adviser, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The investments whose values are based on quoted market prices in an active market, and are therefore classified within Level 1, include active listed domestic equities, including listed real estate investment trusts (REITs) and exchange traded funds.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include asset-backed securities, investment grade corporate bonds, U.S. government and sovereign obligations, government agency securities, certain mortgage products, and restricted securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Adviser. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following is a summary of the inputs used to value the Fund’s portfolio as of June 30, 2017:

	Level 1	Level 2	Level 3	Total
Asset Backed Security	$-	$14,675	$-	$14,675
Common Stocks	33,186,715	-	-	33,186,715
Corporate Bonds	-	1,694,415	-	1,694,415
Exchange Traded Funds	3,295,715	-	-	3,295,715
REITS	951,492	-	-	951,492
U.S. Government Notes/Bonds	-	2,374,358	-	2,374,358
Short-Term Investments	-	57,787	-	57,787
Total*	37,433,922	4,141,235	-	41,575,157

*Additional information regarding the industry and/or geographical classification of these investments is disclosed in the schedule of investments.

There were no transfers between Level 1, Level 2 and Level 3 during the six months ended June 30, 2017 for the Fund. Transfers between levels are recognized as of the end of the period in which the transfer occurs.

The Fund does not maintain any positions in derivative instruments, and did not engage in derivative activities during the six months ended June 30, 2017.

b) Federal Income Taxes – The Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income and excise taxes. Therefore, no federal income tax provision has been provided.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as interest or other expense in the statement of operations.

c) Distributions to Shareholders – Dividends from net investment income, if any, and distributions of net realized gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. See Note 2 for current year reclassifications.

d) Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

e) Foreign Investment Risk - Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

f) Foreign Currency Translations - The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for federal income tax purposes the Fund does isolate, and treat as ordinary income, the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade date and settlement date differences.

g) Other – Investment and shareholder transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on the first in, first out (FIFO) cost basis. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Bond premiums and discounts are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country tax rules and rates.

2. INVESTMENT TRANSACTIONS AND TAX INFORMATION

The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the six months ended June 30, 2017 were as follows:

	Purchases	Sales
U.S. Government	$810,498	$763,726
Other	$19,302,147	$20,916,569

As of December 31, 2016, the components of accumulated earnings on a tax basis were as follows:

Cost of investments	$39,040,606

Gross unrealized appreciation	3,711,762
Gross unrealized depreciation	(1,349,915)
Net unrealized depreciation	2,361,847

Undistributed ordinary income	123,079
Undistributed long-term capital gain	-
Total distributable earnings	123,079

Other accumulated loss	(1,616,807)

Total accumulated loss	$868,119

The difference between book basis and tax basis unrealized and realized gains and losses is attributable primarily to the tax deferral of losses relating to wash sale transactions.

At December 31, 2016, the Fund accumulated net realized loss on sales of investments and losses deferred for federal income tax purposes which are available to offset future taxable gains are as follows:

Month/Year Realized	Month/Year Expiring	Short Term	Long Term
December – 16	Unlimited	$1,501,271	$115,536

During the year ended December 31, 2016, the Fund utilized no capital loss carryforwards.

The tax character of distributions paid during the six months ended June 30, 2017 and year ended December 31, 2016 was as follows:

Distributions paid from:	Six Months Ended June 30, 2017	Year Ended December 31, 2016
Ordinary income	$-	$2
Long-term capital gains	$-	$540,058

The Fund may periodically make reclassifications among certain of its capital accounts to reflect the tax character of permanent book/tax differences related to the components of the Fund’s net assets. These reclassifications have no impact on the net assets or net asset value of the Fund.

3. INVESTMENT MANAGEMENT FEE AND OTHER AGREEMENTS

The Fund has an investment advisory and management agreement with the Adviser. Under the Fund’s investment management agreement, the Adviser provides the Fund with investment advisory and management services for which the Fund pays an annual investment advisory fee, equal to the greater of $50,000 or 0.75% of the portion of the daily net assets not exceeding $10 million; 0.50% of the portion of the daily net assets exceeding $10 million but not exceeding $20 million; and 0.25% of the portion of the daily net assets exceeding $20 million.

The Fund is sub-advised by Goldman Sachs Asset Management, L.P. (GSAM) (“Sub-Adviser”). Together with the Adviser, GSAM is responsible for implementing the Fund’s investment program, and is responsible for the day-to-day investment activity of the equity portion of the Fund. As compensation for the services to be rendered by the Sub-Adviser under the provisions of this Agreement, the Adviser will pay to the Sub-Adviser a fee each month in an amount to be determined from time to time by the Adviser and the Sub-Adviser. Such fee shall be calculated based on a percentage of the Managed Portion’s average daily net assets (at various breakpoints), with such percentage not to exceed 0.50%.

U.S. Bancorp Fund Services, LLC serves as Transfer Agent, Administrator and Accounting Services Agent for the Fund. U.S. Bank, N.A. serves as Custodian for the Fund.

4. SERVICE AND DISTRIBUTION PLANS

The Fund pays service fees to TTUTC for personal service and/or maintenance of shareholder accounts. Service fees are calculated at 0.25% of the average daily net assets of the Fund.

The Board of Directors has adopted a Distribution Plan (the “Plan”) applicable to the Fund under Rule 12b-1 of the Investment Company Act of 1940, as amended. Pursuant to the Plan, registered brokers and dealers and qualified recipients are reimbursed by the Fund for services provided and expenses incurred in connection with the sale of the Fund’s shares up to 0.50% per year of the average daily net assets of the Fund. The Fund has a distribution agreement with UTC Financial Services USA, Inc. (“UTCFS’’), an affiliate of the Fund, a registered broker-dealer and subsidiary of TTUTC, the Fund’s sponsor, for distribution of Fund shares in the United States of America. The Fund did not pay any brokerage commission fees to UTCFS during the six months ended June 30, 2017. TTUTC is a qualified recipient under the distribution plan and was paid $102,758 during the six months ended June 30, 2017.

5. TRANSACTIONS WITH AFFILIATES

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities creates a presumption of control of the Fund. As of June 30, 2017, the TTUTC owned of record 70.10% percent of the outstanding shares of the Fund. No person is deemed to “control” the Fund, as that term is defined in the Investment Company Act of 1940, because the Fund does not know of any person who owns beneficially or through controlled companies more than 25% of the Fund’s shares, or acknowledges the existence of control.

For the six months ended June 30, 2017, the Fund paid to its affiliates, $89,799, $105,215 and $52,608 for advisory, distribution fees and service fees, respectively.

For the six months ended June 30, 2017, the Fund had payable to its affiliates, $14,935, $52,852 and $26,476 for advisory, distribution fees and service fees, respectively.

6. GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

7. NEW ACCOUNTING PRONOUNCEMENT

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In Part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluation the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

8. SUBSEQUENT EVENTS

In preparing the financial statements, management has evaluated the events and transactions after June 30, 2017 through the date of issuance for potential recognition and disclosure and determined that there were no significant subsequent events that would require adjustment of the financial statements or additional disclosure.

UTC North American Fund, Inc.
Disclosure Regarding the Board of Directors Approval of the
Investment Advisory Agreement for the UTC North American Fund

Members of the board of directors of the UTC North American Fund, Inc. (the “Board”), including a majority of the Directors who are not affiliated with the UTC North American Fund’s investment adviser (the “Independent Directors”), met on February 24, 2017 to consider the continuation of the Fund’s investment advisory agreement. Although the Board met specifically on that date to consider the renewal of the investment advisory agreement, the Directors received information periodically throughout the year that they considered in approving the continuation of the investment advisory agreement. Based on the Directors’ evaluation of information provided by UTC Fund Services, Inc. (the “Adviser”), in conjunction with the Fund’s other service providers, the Board, including a majority of the Independent Directors, approved the continuation of the investment advisory agreement for the Fund for an additional one-year period.

In considering the investment advisory agreement and reaching its conclusions, the Board reviewed and analyzed various factors that it determined were relevant, including the factors below.

Nature and Quality of Investment Advisory Services

The Directors noted that the Advisor supervises the investment portfolio of the Fund, directing the day-to-day management of the Fund’s portfolio (other than with regard to the equity portion of the portfolio), including the purchase and sale of investment securities.  The Directors then discussed with management the nature of the investment process employed by the Advisor and the resources required to implement the process.

With regard to the equity portion of the portfolio and GSAM, the Directors discussed the resources used by the Advisor to:

• Monitor the Fund’s compliance with its investment objectives and restrictions with regard to the equity portion of the portfolio.

• Monitor compliance with federal securities laws by GSAM through ongoing reviews of the compliance program of GSAM, and due diligence regarding GSAM.

• Oversee the selection and continued employment of GSAM, based on performance of the equity portion of the portfolio and other factors.

The Directors then discussed staffing at the Advisor, and concluded that the Advisor is sufficiently staffed to meet the investment objectives of the Fund and oversee GSAM.

The Directors also considered the background and experience of the portfolio managers employed by the Advisor and expertise of, and the amount of attention given to the Fund by, the portfolio managers.  In addition, the Directors considered the quality of the material service providers to the Fund, who provide administrative and distribution services on behalf of the Fund and are overseen by the Advisor, and the overall reputation and capabilities of the Advisor.  Based on this review, the Directors believe that the Advisor provides quality services to the Fund, and they noted that their overall confidence in the Advisor is good.  The Directors also concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor and the oversight services regarding GSAM, and that the nature and extent of the services provided by the Advisor are appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules and regulations.

Comparative Fees and Expenses

The Directors then discussed with management the variables, in addition to the management fees, such as administrative and transaction fees, that impact costs to the shareholders of the Fund.  Management reviewed with the Directors the comparison of the Fund’s expense ratios to other similar funds.  As part of the discussion with management, the Directors ensured that they understood and were comfortable with the criteria used to determine the mutual funds included in the Morningstar categories for purposes of the 15(c) Materials.  The Directors concluded that the Fund’s fee structure is comparable to the Morningstar categories, and is reasonable.

Comparison of Fee Structure

The Directors then inquired of management regarding the distinction between the services performed by the Advisor in its capacity overseeing GSAM and GSAM’s services as a portfolio manager for the equity portion of the Fund’s portfolio.  The Advisor noted that the management of the Fund, including the oversight of GSAM, involves more comprehensive and substantive duties than the duties of GSAM in acting as a portfolio manager.  Specifically, the Advisor noted the following:

•	The Advisor maintains communication efforts for the Fund to reach shareholders through direct contact, through intermediaries, or via the financial press.

•	The Advisor coordinates with the Fund’s Chief Compliance Officer and other service providers to insure compliance with regulatory regimens imposed by Federal law and the Internal Revenue Code.

•	The Advisor faces substantially greater litigation risk than GSAM in its capacity as a portfolio manager.

•	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions with regard to the equity portion of the portfolio.

•	The Advisor monitors compliance with federal securities laws by GSAM through ongoing reviews of the compliance program of GSAM, and due diligence regarding GSAM.

•	The Advisor monitors the performance of GSAM and oversees the continued employment of GSAM.

•	Acting as a portfolio manager to the Fund does not require the same level of services and oversight, nor does it present the same compliance or litigation risk.

The Directors concluded that the services performed by the Advisor for the Fund require a higher level of service and oversight than the services performed by GSAM, and that the services performed by the Advisor for the Fund present a higher level of compliance and litigation risk to the Advisor.  Based on this determination, the Directors believe that the differential in advisory fees between the Advisor and GSAM is reasonable.

Economies of Scale

The Directors then discussed with management whether economies of scale are recognized by the Fund  They noted that as Fund assets grow, certain fixed costs are spread over the larger asset base, which may lead to some economies of scale.  On the other hand, the Directors noted that many of the Fund’s expenses are subject to diseconomies of scale.  For example, the intermediary service fees generally increase as the Fund’s assets grow.

The Directors concluded that given the size of the Fund the Fund is not recognizing economies of scale.

Costs and Profitability

The Directors discussed the Advisor’s profitability, as presented by management.  They also considered the resources and revenues that the Advisor has put into managing and distributing the Fund, and concluded that the level of profitability realized by the Advisor from its provision of services to the Fund is reasonable.

Performance

Management discussed the performance of the Fund for different time periods compared both to various benchmark indices.  The Directors noted that at each quarterly meeting, the Directors review reports comparing the investment performance of the Fund to various indices.  Based on the information provided at this meeting and the information and quarterly discussions regarding the Fund’s investment performance, the Directors believe that the Advisor manages the Fund in a manner that is materially consistent with its stated investment objective and style.  The Directors concluded that the Fund’s investment performance has generally been positive and had confidence in the management of the Fund to work on improving performance.

Fall-Out Benefits

The Directors then considered other benefits to the Advisor from serving as adviser to the Fund (in addition to the advisory fee).  The Directors noted that the Advisor may derive ancillary benefits from its association with the Fund in the form of proprietary and third party research products and services received from broker dealers that execute portfolio trades for the Fund.  The Directors determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process.  The Directors concluded that the other benefits realized by the Advisor from its relationship with the Fund were reasonable.

Conclusion

After reviewing the 15(c) Material, management’s presentation, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor, the performance of the Fund, expense information, regulatory compliance issues, trading information and related matters and other factors deemed relevant by the Board, the Directors, including all of the Independent Directors, approved the continuation of the investment advisory agreement.

The Directors noted that all of the factors above were considered by the Board as a whole, and separately by the Independent Directors meeting in executive session.  The factors were viewed in their totality by the Directors, with no single factor being the principal or determinative factor in the Board’s determination of whether to approve the continuation of the investment advisory.

UTC North American Fund, Inc.

(Unaudited)

Availability of Proxy Voting Information: A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-368-3322 or on the SEC website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge by calling 1-800- 368-3322 or by accessing the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule: The Fund files complete schedules of portfolio holdings for the Fund’s first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.

UTC NORTH AMERICAN FUND, INC. PRIVACY POLICY

We collect the following nonpublic personal information about you:

▪ Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

▪ Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

UTC North American Fund, Inc.
DIRECTORS AND PRINCIPAL OFFICERS
Douglas Camacho, Director (Chairman)
L. Dominic Rampersad, Director
Ajata Mediratta, Director
Lucille Mair, Director
Dionne Hosten, Director
Leon W. Thomas, Director
Ian Chinapoo, Director
Amoy Van Lowe, President, Chief Executive Officer,
Interim Treasurer and Chief Compliance Officer

INVESTMENT ADVISER
UTC Fund Services, Inc.
c/o Trinidad and Tobago Unit Trust Corporation
UTC Financial Centre
82 Independence Square Port of Spain, Trinidad

INVESTMENT SUB-ADVISER
Goldman Sachs Asset Management, L.P.
200 West Street,
New York, NY 10282

DISTRIBUTOR
UTC Financial Services USA, Inc.
c/o Trinidad & Tobago Unit Trust Corporation
UTC Financial Centre
82 Independence Square Port of Spain, Trinidad

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

LEGAL COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

CUSTODIAN
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

ADMINISTRATOR, TRANSFER AGENT AND
FUND ACCOUNTANT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Semi-Annual Report

June 30, 2017
(Unaudited)

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer] have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of ethics or amendment thereto, Incorporated by reference to the Registrant’s Form N-CSR filed March 4, 2011.

(2) Certification for the President/Chief Executive Officer and Treasurer/Chief Financial Officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UTC North American Fund, Inc.

By  /s/ Amoy Van Lowe
       Amoy Van Lowe, President and Treasurer

Date  September 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/ Amoy Van Lowe
       Amoy Van Lowe, President and Treasurer

Date  September 7, 2017